EXHIBIT A

                             JOINT FILING AGREEMENT
                             ----------------------

In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached
Schedule 13G, and any and all amendments thereto, and expressly authorize AMVESCAP PLC, as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.

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Dated: February 13, 2006               AMVESCAP PLC
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                                       By: /s/ Lisa Brinkley
                                          ----------------------------
                                       Name:  Lisa Brinkley
                                       Title: Chief Compliance Officer


                                       AIM Advisors, Inc.

                                       By: /s/ Lisa Brinkley
                                          ----------------------------
                                       Name:  Lisa Brinkley
                                       Title: Chief Compliance Officer


                                       AIM Capital Management, Inc.

                                       By: /s/ Lisa Brinkley
                                          ----------------------------
                                       Name:  Lisa Brinkley
                                       Title: Chief Compliance Officer


                                       AIM Funds Management, Inc.

                                       By: /s/ Lisa Brinkley
                                          ----------------------------
                                       Name:  Lisa Brinkley
                                       Title: Chief Compliance Officer


                                       AIM Private Asset Management, Inc.

                                       By: /s/ Lisa Brinkley
                                          ----------------------------
                                       Name:  Lisa Brinkley
                                       Title: Chief Compliance Officer
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                                       AMVESCAP National Trust Company

                                       By: /s/ Kevin Lyman
                                          ----------------------------
                                       Name:  Kevin Lyman
                                       Title: General Counsel


                                       Atlantic Trust Company, N.A.

                                       By: /s/ Paul Elmlinger
                                          ----------------------------
                                       Name:  Paul Elmlinger
                                       Title: General Counsel


                                       INVESCO Hong Kong Limited

                                       By: /s/ Asha Balachandra
                                          ----------------------------
                                       Name:  Asha Balachandra
                                       Title: Reg. Head of Legal AP



                                             INVESCO Asset Management GmbH

                                       By: /s/ Stephanie Ehrenfried
                                          ----------------------------
                                       Name:  Stephanie Ehrenfried
                                       Title: Head of Legal CE


                                             INVESCO Asset Management Limited

                                       By: /s/ Michelle Moran
                                          ----------------------------
                                       Name:  Michelle Moran
                                       Title: Head of Legal for UK and Ireland


                                             INVESCO Asset Management S.A.

                                       By: /s/ Stephanie Ehrenfried
                                          ----------------------------
                                       Name:  Stephanie Ehrenfried
                                       Title: Head of Legal CE

                                             INVESCO Asset Management Osterreich GmbH

                                       By: /s/ Stephanie Ehrenfried
                                          ----------------------------
                                       Name:  Stephanie Ehrenfried
                                       Title: Head of Legal CE


                                             INVESCO Global Asset Management (N.A.), Inc.

                                       By: /s/ Jeffrey Kupor
                                          ----------------------------
                                       Name:  Jeffrey Kupor
                                       Title: General Counsel


                                             INVESCO GT Management Company S.A.

                                       By: /s/ Nick Styman
                                          ----------------------------
                                       Name:  Nick Styman
                                       Title: Director of European Compliance


                                             INVESCO GT Management S.A.

                                       By: /s/ Nick Styman
                                          ----------------------------
                                       Name:  Nick Styman
                                       Title: Director of European Compliance


                                             INVESCO Institutional (N.A.), Inc.

                                       By: /s/ Jeffrey Kupor
                                          ----------------------------
                                       Name:  Jeffrey Kupor
                                       Title: General Counsel


                                             INVESCO Italia SGR SpA

                                       By: /s/ Stephanie Ehrenfried
                                          ----------------------------
                                       Name:  Stephanie Ehrenfried
                                       Title: Head of Legal CE


                                             INVESCO Maximum Income Management S.A.

                                       By: /s/ Nick Styman
                                          ----------------------------
                                       Name:  Nick Styman
                                       Title: Director of European Compliance


                                             INVESCO Private Capital, Inc.

                                       By: /s/ Jeffrey Kupor
                                          ----------------------------
                                       Name:  Jeffrey Kupor
                                       Title: General Counsel


                                             INVESCO Senior Secured Management, Inc.

                                       By: /s/ Jeffrey Kupor
                                          ----------------------------
                                       Name:  Jeffrey Kupor
                                       Title: General Counsel


                                             INVESCO Taiwan Limited

                                       By: /s/ Asha Balachandra
                                          ----------------------------
                                       Name:  Asha Balachandra
                                       Title: Reg. Head of Legal, AP


                                             INVESCO Asset Management (Japan) Limited

                                       By: /s/ Asha Balachandra
                                          ----------------------------
                                       Name:  Asha Balachandra
                                       Title: Reg. Head of Legal, AP


                                             INVESCO Asset Management Ireland Limited

                                       By: /s/ Michelle Moran
                                          ----------------------------
                                       Name:  Michelle Moran
                                       Title: Head of Legal for UK and Ireland


                                             INVESCO Kapitalanlagegesellschaft GmbH

                                       By: /s/ Stephanie Ehrenfried
                                          ----------------------------
                                       Name:  Stephanie Ehrenfried
                                       Title: Head of Legal CE


                                             Stein Roe Investment Counsel, Inc.

                                       By: /s/ Greg Campbell
                                          ----------------------------
                                       Name:  Greg Campbell
                                       Title: General Counsel
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